SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549


Form 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                                  January 15, 1999

Exact name of registrant
as specified in its charter:                     BELL ATLANTIC CORPORATION

Commission File Number:                          1-8606

State of Incorporation:                          Delaware

I.R.S. Employer Identification No.:              23-2259884

Address of principal
executive offices:                               1095 Avenue of the Americas
                                                 New York, New York
Zip Code                                         10036

Registrant's telephone number,
including area code:                             (212) 395-2121

Former name or former address,
if changed since last report:                    Not applicable

Item 5.  Other Events
         ------------

Attached as an exhibit is a press release issued by Bell Atlantic Corporation on January 15, 1999 announcing (a) the end of discussions with AirTouch Communications relating to a possible business combination; and (b) selected fourth quarter and 1998 operating and financial results for Bell Atlantic Global Wireless.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits.

99      Press Release, dated January 15, 1999 issued by Bell Atlantic
        Corporation.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               BELL ATLANTIC CORPORATION


                               By: /s/ Doreen A. Toben
                                  ----------------------------------
                                   Doreen A. Toben
                                   Vice President - Controller



Date:  January 19, 1999